SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
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                                 FORM 8-K/A
                              Amendment No. 1
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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               April 5, 2002
              Date of report (date of earliest event reported)


                           QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-21031                   52-1992861
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    (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction                                      Identification No.)
   of Incorporation)


               22 Pelican Way, San Rafael, California, 94901
                  (Address of Principal Executive Offices)


                               (415) 482-2100
            (Registrant's telephone number, including area code)



                           Introductory Statement

QuadraMed Corporation ("QuadraMed") is amending and restating its Current Report on Form 8-K dated April 5, 2002, to (i) remove reference to the mutually agreed resignation of Arthur Andersen LLP ("Andersen") as QuadraMed's independent public accountant on March 27, 2000, because that event was disclosed on a Current Report on Form 8-K dated March 31, 2000, previously filed with the Commission; (ii) to state specifically that QuadraMed dismissed Pisenti & Brinker LLP as its independent public accountant when it appointed PricewaterhouseCoopers, LLP as its independent public accountants on April 5, 2002; and (iii) attach as an Exhibit a copy of the press release issued by QuadraMed on April 5, 2002, regarding the change in independent public accountants.


ITEM 4.  Changes in Registrant's Certifying Accountant.

With the approval of the Audit Committee of the Board of Directors, QuadraMed has changed its independent public accountants. On April 5, 2002, QuadraMed appointed PricewaterhouseCoopers, LLP ("PwC") as its independent public accountant and dismissed Pisenti & Brinker, LLP ("P&B"), which had been appointed its independent public accountants on May 8, 2000, and had served in such capacity for the fiscal years ending December 31, 2000 and 2001, and subsequent interim periods.

P&B's reports on QuadraMed's financial statements for the fiscal years 2000 and 2001 and any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between QuadraMed and P&B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of P&B, would have caused them to make reference to the subject matter of such disagreements in connection with their reports during QuadraMed's fiscal years 2000 and 2001, and any subsequent interim period.

In addition, during QuadraMed's fiscal years 2000 and 2001, and any subsequent interim period, P&B never advised QuadraMed that:

         1. The internal controls necessary for QuadraMed to develop reliable financial statements did not exist.

         2. Information had come to the attention of P&B that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management.

         3. There was a need to expand significantly the scope of an audit, or that information had come to the attention of P&B during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause P&B to be unwilling to rely on management's representations or be associated with QuadraMed's financial statements.

         4. Information had come to the attention of P&B that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

QuadraMed provided P&B with a copy of these disclosures and asked P&B to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with QuadraMed's disclosures and, if not, to specify in which respects it did not agree. A copy of P&B's letter has been filed herewith as Exhibit 16.1 and is incorporated herein by reference.

ITEM5.   Other Events

On April 5, 2002, QuadraMed issued a press release regarding the events described in ITEM 4, a copy of which is filed herewith as Exhibit 20 and is incorporated herein by reference.

ITEM 7.  Exhibits.

         Exhibit No.   Description

          16.1         Letter dated May 15, 2002, from Pisenti & Brinker, LLP.

          20           QuadraMed Press Release dated April 5, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 Date: May 16, 2002


                                 By: /s/ Mark N. Thomas
                                    ---------------------------------
                                 Name:  Mark N. Thomas
                                 Title: Chief Financial Officer
                                 (Principal Financial and Accounting Officer)



                                                               EXHIBIT 16.1




                           PISENTI & BRINKER LLP
                              1318 Redwood Way
                                 Suite 210
                             Petaluma, CA 94954



May 15, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We have read the paragraphs of Item 4 included in the Form 8-K/A Amendment No. 1 dated April 5, 2002, of QuadraMed Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


/s/ Pisenti & Brinker, LLP
----------------------------
Pisenti & Brinker, LLP



                                                                 EXHIBIT 20


                           QUADRAMED CORPORATION


FOR IMMEDIATE RELEASE                                     CONTACT:
                                                          Sara H. Lanza
                                                          QuadraMed Corporation
                                                          415/482-2100
                                                          slanza@quadramed.com


                  QUADRAMED SELECTS PRICEWATERHOUSECOOPERS
                      AS INDEPENDENT AUDITORS FOR 2002

     San Rafael, California--April 5, 2002--QuadraMed Corporation (Nasdaq
SmallCap: QMDC) today announced that its Board of Directors has determined that it is in the best interest of QuadraMed and its shareholders to engage PricewaterhouseCoopers LLP to serve as QuadraMed's independent public accountants for the year 2002. The decision to change auditors was made after a thorough review process and due deliberation by the Audit Committee of QuadraMed's Board of Directors. The appointment will be submitted to shareholders for ratification at the Company's annual meeting on April 29, 2002.

Pisenti & Brinker LLP had served as QuadraMed's auditors since 2000. The decision to change auditors was not the result of any difference between QuadraMed and Pisenti & Brinker LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures. QuadraMed is filing a Form 8-K with the Securities and Exchange Commission today detailing the change in its independent public accountants.

"Over the last two years, Pisenti & Brinker LLP has provided excellent audit services that have assisted QuadraMed in effecting our successful turnaround," said Mark N. Thomas, QuadraMed's Chief Financial Officer. "QuadraMed, however, is now a very different company than it was when we began our relationship with Pisenti & Brinker. We are now embarked on a growth strategy that presents us with additional accounting, tax, and transaction demands and we are confident that PricewaterhouseCoopers can assist us in this regard as we continue to grow our business."

About QuadraMed Corporation
QuadraMed is dedicated to developing information technology and providing consulting services that help healthcare professionals deliver outstanding patient care with optimum efficiency. Offering real-world solutions for every aspect of acute care information management, QuadraMed has four main product lines: Affinity(R) Healthcare Information System, Quantim(R) Health Information Management Software and Services, Complysource(R) Compliance Solutions, and Chancellor(TM) Financial Products and Services. Behind our products and services are nearly 1000 professionals whose healthcare experience has earned QuadraMed the trust and loyalty of its many customers. To find out more about QuadraMed, visit www.quadramed.com.

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QuadraMed, Affinity, Quantim, and Complysource are registered trademarks of
QuadraMed Corporation. Chancellor is a trademark of QuadraMed Corporation. All other trademarks and registered trademarks are the properties of their respective holders.